UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 February 28, 2006
 Date of Report (Date of Earliest Event Reported)

 Sequoia Alternative Loan Trust 2006-1
 (Issuing Entity of the Mortgage Pass-through Certificates, Series 2006-1)

 RWT Holdings, Inc.
 (Sponsor and Seller)

 RWT Holdings, Inc.
 (Exact name of sponsor as specified in its charter)

 Sequoia Residential Funding, Inc.
 (as Depositor with respect to the issuance of Sequoia Alternative Loan Trust 2006-1, Mortgage Pass-Through Certificates)

 Sequioa Residential Funding, Inc.
 (Exact Name of Registrant as Speficied in Its Charter)


 Delaware                       333-118832-10         35-2170972
 (State or Other                (Commission          (IRS Employer
 Jurisdiction                   File Number)         Identification No.)
 of Incorporation)


 One Belvedere Place, Suite 330
 Mill Valley, CA 94941
 (Address of Principal Executive Offices)

 (415) 389-7373
 (Registrant's Telephone Number, Including Area Code)

 Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

On January 1, 2006, Sequoia Residential Funding, Inc. (the "Depositor"), U.S. Bank National Association (the "Trustee"), and Wells Fargo Bank, N.A. (the "Master Servicer" and "Trust Administrator") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), pursuant to which the Sequoia Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates (the "Certificates") in the approximate aggregate principal amount of $296,241,100 were issued. The Pooling and Servicing Agreement, as well as the underlying servicing agreements, underwriting agreement, mortgage loan purchase and sale agreement, custodial agreements and legal opinions relating to the issuance of the Certificates were previously filed with the Securities and Exchange Commission via Edgar on Form 8-K.

On February 28, 2006, the Depositor, the Trustee and the Master Servicer and Trust Administrator entered into an amendment to the Pooling and Servicing Agreement dated as of February 1, 2006 (the "Amendment No. 1"). The Amendment No. 1 is annexed hereto as Exhibit 10.1. The Opinion as to federal income tax matters in connection with the Amendment No. 1 is attached hereto as Exhibit 99.1. The Opinion as to various legal matters in connection with the Amendment No. 1 is attached hereto as Exhibit
99.2. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.




Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

    Exhibit Number    Description
    EX 10.1           Amendment No. 1 dated as of February 1, 2006 to
                      Pooling and Servicing Agreement dated as of January 1,
                      2006, by and among Sequoia Residential Funding, Inc., as Depositor, U.S. Bank National Association, as
                      Trustee, and Wells Fargo Bank, N.A., as Master
                      Servicer and Trust Administrator.

    EX 99.1 Opinion of Chapman and Cutler LLP, dated February 28, 2006, as to federal income tax matters in connection with the Amendment No. 1.

    EX 99.2 Opinion of Tobin & Tobin, dated February 28, 2006, as to various legal matters in connection with the Amendment No. 1.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)

By:  Wells Fargo Bank, N.A. as Master Servicer
By:  /s/   Diane L. Courtney
By:  Diane L. Courtney as Vice President
Date:  March 3, 2006





EXHIBIT INDEX

Exhibit Number        Description
EX-10.1               Amendment No. 1 dated as of February 1, 2006 to
                      Pooling and Servicing Agreement dated as of January 1,
                      2006, by and among Sequoia Residential Funding, Inc., as Depositor, U.S. Bank National Association, as
                      Trustee, and Wells Fargo Bank, N.A., as Master
                      Servicer and Trust Administrator.

EX 99.1 Opinion of Chapman and Cutler LLP, dated February 28, 2006, as to federal income tax matters in connection with the Amendment No. 1.

EX 99.2 Opinion of Tobin & Tobin, dated February 28, 2006, as to various legal matters in connection with the Amendment No. 1.





EX 10.1

AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT


THIS AMENDMENT NO. 1 is dated as of February 1, 2006 ("Amendment No. 1"), among SEQUOIA RESIDENTIAL FUNDING, INC., as depositor (the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the "Master Servicer") and trust administrator (in such capacity, the "Trust Administrator") and U.S. BANK NATIONAL ASSOCIATION, as trustee (the "Trustee") and acknowledged by RWT HOLDINGS, INC., a Delaware corporation, as seller (the "Seller").

WITNESSETH THAT:

WHEREAS, the Depositor, the Master Servicer, the Trust Administrator and the Trustee heretofore executed and delivered the pooling and servicing agreement dated as of January 1, 2006 relating to Sequoia Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2006-1 (as amended from time to time, the "Pooling and Servicing Agreement"), by and among the Depositor, the Master Servicer, the Trust Administrator and the Trustee and acknowledged by the Seller;

WHEREAS, the Depositor, the Master Servicer, the Trust Administrator and the Trustee desire to amend the Pooling and Servicing Agreement with respect to certain matters set forth herein;

WHEREAS, Section 11.03(a)(ii) of the Pooling and Servicing Agreement provides that such agreement may be amended without the consent of any of the Holders of the Certificates to cause the provisions of the Pooling and Servicing Agreement to conform to or be consistent with the statements made with respect to the Certificates in any Offering Document;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, as follows:



ARTICLE I

AMENDMENT OF THE POOLING AND SERVICING AGREEMENT

Section 1.01. Amendment of Pooling and Servicing Agreement.

(a) The Preliminary Statement to the Pooling and Servicing Agreement shall be amended with respect to the initial Class Principal Amounts of the Class A-1 and Class A-2 Certificates by deleting the first three rows (including the title row) of the table under "The Certificates and the Upper-Tier REMIC" in their entirety and replacing them with the following:

                                        Initial Class       Minimum
                        Certificate     Class Principal     Denominations or
Class Designation       Interest Rate   Amount              Percentage Interest

Class A-1               (1)             $237,930,000.00     $25,000.00
Class A-2               (1)             $ 41,000,000.00     $25,000.00


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(b) Section 1.01 of the Pooling and Servicing Agreement shall be amended by deleting in the second paragraph of the definition of "Senior Prepayment Percentage" in its entirety and replacing it with the following:

"Notwithstanding the foregoing, on any Distribution Date if the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for that Distribution Date will equal 100%, if on or before the Distribution Date in January 2009, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing Date, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage, plus 50% of the Subordinate Percentage for that Distribution Date, and if after the Distribution Date in January 2009, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing Date, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage."

(c) Section 1.01 of the Pooling and Servicing Agreement shall be amended by deleting the definition of "Servicer Remittance Date" in its entirety and replacing it with the following:

"Servicer Remittance Date: The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the immediately succeeding Business Day, commencing in February 2006."

(d) Section 1.01 of the Pooling and Servicing Agreement shall be amended by deleting the definition of "Special Hazard Loss Coverage Amount" in its entirety and replacing it with the following:

"Special Hazard Loss Coverage Amount: With respect to the Subordinate Certificates, as of the Closing Date, $6,431,599 subject in each case to reduction from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the Aggregate Stated Principal Balance, (ii) twice the principal balance of the largest Mortgage Loan and (iii) the Aggregate Stated Principal Balances of Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses attributable to Special Hazard Losses allocated to the Subordinate Certificates since the Closing Date. All Stated Principal Balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid. The Special Hazard Loss Coverage Amount may be reduced below the amount set forth above for any Distribution Date with the consent of the Rating Agencies as evidenced by a letter of each Rating



2

(page)



Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it."

ARTICLE II
MISCELLANEOUS PROVISIONS

Section 2.01. Capitalized Terms. For all purposes of this Amendment No. 1, except as otherwise stated herein, terms used in capitalized form in this Amendment No. 1 and defined in the Pooling and Servicing Agreement have the meanings specified in the Pooling and Servicing Agreement.

Section 2.02. Continuing Effect. Except as expressly amended by this Amendment
              No. 1, the Pooling and Servicing Agreement shall remain in full force and effect in accordance with its terms.

Section 2.03. References to Pooling and Servicing Agreement. From and after the execution and delivery of this Amendment No. 1, all references to the Pooling and Servicing Agreement in the Pooling and Servicing Agreement or any other document executed or delivered in connection therewith shall be deemed a reference to the Pooling and Servicing Agreement as amended hereby, unless the context expressly requires otherwise.

Section 2.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1, and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1.

Section 2.05. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Section 2.06. Binding Nature of Amendment No. 1; Assignment. This Amendment
              No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.07. Headings. The headings contained in this Amendment No. 1 are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.08. Effectiveness. This Amendment No. 1 shall become effective as of the date first written above.

Section 2.09. Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND
              CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN
              SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE




3


(page)


OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.






4


(page)


IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By:/s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Vice President



U.S. BANK NATIONAL ASSOCIATION, as
Trustee

By:/s/ Charles F. Pedersen
Name: Charles F. Pedersen
Title: Vice President



WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Master Servicer

By: /s/ Amy Doyle
Name: Amy Doyle
Title: Vice President



WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Trust Administrator

By: /s/ Amy Doyle
Name: Amy Doyle
Title: Vice President



(page)


Acknowledged by:

RWT HOLDINGS, INC.

By:/s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Signatory






EX 99.1

Law Offices of
CHAPMAN AND CUTLER LLP

595 Market Street, San Francisco, California 94105-2839
Telephone (415)541-0500
Facsimile (415)541-0506
chapman.com

Theodore S. Chapman
1877-1943
Henry E. Cutler
1879-1959

Chicago
111 West Monroe Street
Chicago, IL 60603
(312)845-3000

Salt Lake City
201 South Main Street
Salt Lake City, UT 84111
(801)533-0066

February 28, 2006

TO THE PARTIES LISTED
ON SCHEDULE A HERETO


Re: Sequoia Alternative Loan Trust 2006-1 Amendments / Tax Opinion

Ladies and Gentlemen:

You have requested our opinion in connection with certain REMIC related federal income tax matters implicated by the amendment transaction to be undertaken with respect to Sequoia Alternative Loan Trust 2006-1 (the "Trust Fund"). The Trust Fund was established by Sequoia Residential Funding, Inc. (the "Depositor") pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, U.S. Bank National Association, as Trustee (the "Trustee"), and Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer") and Trust Administrator (in such capacity, the "Trust Administrator").

The Depositor, the Trustee, the Master Servicer and the Trust Administrator have proposed certain amendments to the Pooling and Servicing Agreement as more specifically described in Amendment No. 1 to the Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Amendment Agreement", and the amendments effectuated thereby are collectively referred to herein as the "Amendment Transaction"). Each capitalized term used but not defined herein has the meaning assigned thereto in the Pooling and Servicing Agreement.

This opinion is being delivered pursuant to Section 11.03 of the Pooling and Servicing Agreement which requires generally that the Trustee receive, among other things, an Opinion of Counsel to the effect that the Amendment Transaction will not cause an Adverse REMIC Event.

SCOPE OF REVIEW

Our opinion is based on the Internal Revenue Code of 1986 and the Treasury regulations promulgated thereunder, each as amended to the date hereof (the "Code"), administrative rulings, judicial decisions and other applicable authorities. The statutory provisions, regulations, and interpretations on which our opinion is based are subject to change, possibly retroactively. In addition, there can be no complete assurance that the Internal Revenue Service will not take positions contrary to the conclusions stated in our opinion.


(page)



Law Offices of
CHAPMAN AND CUTLER LLP

TO THE PARTIES LISTED
ON SCHEDULE A HERETO
February 28, 2006
Page 2


In formulating our opinions, we have examined and relied upon (i) final copies, dated on or before the date hereof, of the Amendment Agreement and the Pooling and Servicing Agreement, and (ii) such resolutions, certificates, records, and other documents provided to us by the Depositor and/or its affiliates and as we have deemed necessary or appropriate as a basis for the opinions set forth below. We have not independently established or verified the facts set forth in any of the documents we have examined.

ASSUMPTIONS

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals or finals, the conformity to original documents of all documents submitted to us as certified, conformed or other copies, and the authenticity of the originals of such copies. In rendering our opinions, we have assumed that the transactions described in or contemplated by the Amendment Agreement have been and will be consummated in accordance with the terms of such operative documents, and that such documents accurately reflect the material facts of such transactions.

We have also assumed the following:

(i) the Pooling and Servicing Agreement is in full force and effect and each party thereto has complied and will comply with its obligations thereunder;

(ii) the Amendment Agreement is being executed and the Amendment Transaction will be performed in accordance with the requirements of the Pooling and Servicing Agreement; and

(iii) there are no agreements or understandings regarding the Amendment Transaction or any other modifications to the Pooling and Servicing Agreement, the Trust Fund, or any party's rights or obligations thereunder or with respect thereto other than as described in the Amendment Agreement.

OPINIONS

Subject to the qualifications and assumptions set forth herein, we are of the opinion that, for United States federal income tax purposes, the Amendment Transaction will not (i) cause any REMIC created under the Pooling and Servicing Agreement constituting part of the Trust Fund to fail to qualify as a REMIC within the meaning of Section 860D of the Code, or (ii) result in the imposition of any tax pursuant to the REMIC Provisions on any REMIC created under the Pooling and Servicing Agreement constituting part of the Trust Fund.


(page)


Law Offices of
CHAPMAN AND CUTLER LLP

TO THE PARTIES LISTED
ON SCHEDULE A HERETO
February 28, 2006
Page 3


LIMITATIONS

Other than as expressly stated above, we express no opinion on any issue relating to the Amendment Transaction, the Depositor, the Trust Fund, or any party to the Amendment Agreement, or under any law other than United States federal income tax laws.

THIS OPINION IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND IT CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING TAX PENALTIES THAT MAY BE IMPOSED ON SUCH TAXPAYER.

We impose no limit on your disclosure of this opinion or the tax treatment or tax structure of the transactions described herein. However, we are furnishing this opinion to you solely in connection with the Amendment Transaction and it cannot be relied upon by any other person or for any other purpose without our express written permission.

Very truly yours,
/s/ Chapman and Cutler LLP


(page)


Law Offices of
CHAPMAN AND CUTLER LLP

SCHEDULE A

Redwood Trust, Inc.
One Belvedere Place
Suite 300
Mill Valley, CA 94941

Sequoia Residential Funding, Inc.
One Belvedere Place
Suite 330
Mill Valley, CA 94941

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 4th Floor
New York, NY 10010

Wells Fargo Bank,
National Association
9062 Old Annapolis Road
Columbia, MD 21045

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107







EX 99.2


TOBIN & TOBIN

A PROFESSIONAL CORPORATION
500 SANSOME STREET
EIGHTH FLOOR
SAN FRANCISCO, CALIFORNIA 94111
FACSIMILE (415)433-3883
(415)433-1400

PHILLIP R. POLLOCK
Email: prpollock@tobinlaw.com

RICHARD TOBIN (1852-1887)
ROBERT TOBIN (1875-1889)
CYRIL R. TOBIN (1905-1977)

February 28, 2006

Wells Fargo Bank, National Association
P.O. Box 98
Columbia, Maryland 21046
Attention: SQALT 2006-1

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Corporate Trust-Structured Finance-SQALT 2006-1

Re: Sequoia Alternative Loan Trust 2006-1, Mortgage Pass-Through Certificates;
    Amendment No. 1 dated as of February 1, 2006 (the "Amendment No. 1"), to Pooling and Servicing Agreement dated as of January 1, 2006, among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and trust administrator, and U.S. Bank National Association, as trustee, and acknowledged by RWT Holdings, Inc., as seller (the "Pooling and Servicing Agreement")

Ladies and Gentlemen:

This opinion is being furnished to you pursuant to Sections 11.03(a) and 11.03(f) of the Pooling and Servicing Agreement in connection with the above-referenced proposed Amendment No. 1. Defined terms used herein have the meanings set forth in the Pooling and Servicing Agreement.

After careful review of all the documents related to the proposed Amendment No. 1, the defined terms related thereto, and all such other supporting documentation provided for our review such that we are fully informed as to the nature and scope of each of the proposed Amendment No. 1, we are of the opinion that:

1. We have made such examination or investigation as necessary to furnish an informed opinion as to the proposed Amendment No. 1;

2. All conditions precedent and any other conditions or covenants related to the Amendment No. 1 have been, or we reasonably believe shall be, complied with or otherwise performed as required; and


(page)


TOBIN & TOBIN

Wells Fargo Bank, National Association
U.S. Bank National Association
February 28, 2006
Page 2


3. The execution of such Amendment No. 1 is authorized and permitted by the Pooling and Servicing Agreement.

Very truly yours,
TOBIN & TOBIN
/s/ Tobin & Tobin